SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549







                                    FORM 8-K





                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                        Date of Report: February 5, 2002


                  STRATEGIC INTERNET INVESTMENTS, INCORPORATED
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                            33-28188                     84-1116458
--------                            --------                     ----------

(State or other jurisdiction  (Commission File Number)         (IRS Employer
      of incorporation)                                     Identification No.)


Suite 450 - 650 West Georgia Street, Vancouver, B.C. Canada V6B 4N8

Registrant's telephone number, including area code (604 684-8662)
                                                    -------------

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Item l.   Changes in Control of Registrant
          --------------------------------

          None

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          None

Item 3.   Bankruptcy or Receivership
          --------------------------

          None

Item 4.   Changes in Registrant's Certifying Accountant
          ---------------------------------------------

          None

Item 5.   Other Events and Regulation FD Disclosure
          -----------------------------------------


          Under the Agreement and Plan of Reorganization dated July 31, 2000 between the Registrant, Canarab Technology Limited and, thereby, Strategic Profits Inc.("SPI"). the Registrant indirectly became eligible to acquire certain equity interests in SPI through an escrow share exchange and by making cumulative payments to SPI totaling $2,400,000 in Canadian Funds. The Registrant indirectly owns 40% of SPI, subject to certain escrow conditions. In addition, the Registrant holds an option to purchase an additional 35% of SPI. To date, approximately $970,000 in Canadian Funds has been advanced to SPI, and, as a result, the Registrant has earned, out of escrow, approximately a 25% interest in SPI, based upon the formula governing the escrow release.

          Due to prevailing equity market conditions, the Registrant has been unable to raise the balance of funding required to be provided to SPI in order to earn, out of escrow, additional equity interest, as set out in the agreements governing the parties' business relationships.


          Should the Registrant be unable to secure additional capital to fund SPI in an amount equivalent to approximately $1,450,000 in Canadian Funds, the Registrant may be unable to complete its planned Agreement and Plan of Reorganization with Canarab Technology Limited.

          The Registrant and Canarab fully intend to complete the Plan of Reorganization, subject to funding, and are continuing to search for equity capital for this purpose.

          SPI has initiated litigation in the Supreme Court of British Columbia (Court of Original Jurisdiction),Vancouver, Canada, against its alliance partners, Hewlett-Packard (Canada) Ltd., Telus Communications Inc. and Telus Advanced Communications for failure to perform under their binding agreement of December, 2000.


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Item 6.   Resignation of Registrant's Directors
          -------------------------------------

          The Company accepted the resignation of Catherine Clarke-Luckhurst as Director and CEO of the Company effective January 24, 2002. Mrs. Clarke-Luckhurst remains as President and CEO of Strategic Profits Inc.("SPI), the private e-commerce and online transactional company formed in l994, of which an equity interest is held by the Registrant, as outlined above under the Plan of Reorganization.


          The Board of Directors of the Registrant presently consists of Ralph Shearing, President, Abbas Salih, Chairman and Secretary, Mario Aiello. It is the Board's intention to seek a suitable candidate to fill the vacancy created by this resignation.

          Reference is made to the Press Release issued to the public on February 5, 2002 the text of which is attached hereto as an Exhibit, for a description of the events reported pursuant to this Form 8-K, and which is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a)    Financial Statements:
                 None

          (b)    Pro Forma Financial Statements
                 None

          (c)    Exhibits:
                 99.1   Press Release Number 1-02 dated February 5, 2002


Item 8.   Change in Fiscal Year
          ---------------------

          None

Item 9.   Regulation FD Disclosure
          ------------------------

          None


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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 5, 2002             Strategic Internet Investments, Incorporated

                                               /s/ Ralph Shearing



                                    RALPH SHEARING
                                    President

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